Exhibit 10.1

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER PUBLISHING, INC.

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

CREATIVE HOMEOWNER DISTRIBUTION SERVICES, LLC

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION, INC.

MOORE-LANGEN PRINTING COMPANY, INC.

FEDERAL MARKETING CORP.

Dated as of: March 22, 2012

RBS Citizens, N.A.,

Individually and as Agent

28 State Street

Boston, Massachusetts 02109

KeyBank National Association

One Canal Plaza

Portland, Maine 04101

TD Bank, N.A.

200 State Street

Boston, MA 02109

JPMorgan Chase Bank, N.A.

50 Rowes Wharf, 4th Floor

Boston, MA 02110

Re:          Amendment No. 1 and Waiver to Second Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Second Amended and Restated Revolving Credit Agreement, dated as of May 23, 2008 (as amended, the “Agreement”), among COURIER CORPORATION, COURIER COMPANIES, INC., COURIER PUBLISHING, INC., COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., CREATIVE HOMEOWNER DISTRIBUTION SERVICES, LLC, NATIONAL PUBLISHING

COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., DOVER PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC. and FEDERAL MARKETING CORP. (each a “Borrower” and collectively the “Borrowers”), RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to Citizens Bank of Massachusetts), in its capacity as a Bank (“Citizens”), KEYBANK NATIONAL ASSOCIATION, in its capacity as a Bank (“Key”), JPMORGAN CHASE BANK, N.A., in its capacity as a Bank (“JPM”) and TD BANK, N.A. in its capacity as a Bank (“TD”; and together with Citizens, Key and JPM, the “Banks”), and RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to Citizens Bank of Massachusetts), in its capacity as agent for the Banks (the “Agent”).

Terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

Effective as of March 22, 2012, Wells Fargo, N.A. (“Wells Fargo”), a Bank under the Agreement, assigned 100% of its $20,000,000.00 Revolving Credit Commitment to TD and Citizens assigned 25% of its $40,000,000.00 Revolving Credit Commitment to TD (collectively, the “Assignments”). As a result, Wells Fargo is no longer a Bank under the Agreement.

Effective as of the date hereof, RBS Securities Corporation d/b/a RBS Greenwich Capital and J.P. Morgan Securities LLC are resigning their positions as Joint Lead Arrangers and Joint Book Runners.

Effective as of the date of the Assignments, Citizens will act as Administrative Agent, Sole Lead Arranger and Sole Book Runner under the Agreement and TD will act as Documentation Agent under the Agreement.

We have requested you to make certain amendments to the Agreement to reflect the foregoing as well as certain other modifications.  You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

We have notified you of a failure to provide to the Agent timely notice pursuant to Section 5.13.1(iii)(D) of the Agreement of a withdrawal liability to or on account of a Pension Plan under ERISA relating to the April 30, 2011 closure of the Borrower’s manufacturing plant in Stoughton, Massachusetts. We have requested, and you have agreed, to waive the provision of Section 5.13.1(iii)(D) of the Agreement, which requires that the Borrower or any Affiliate provide written notice to the Agent within ten (10) days after such Borrower or Affiliate knows or has reason to know of a withdrawal liability under ERISA.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Effective as of March 22, 2012, the Agreement is amended as follows:

(a)                                 The term “Loan Documents” shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include (i) Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement, (ii) the Revolving Credit Note dated as of March 22, 2012 executed by the Borrowers in favor of TD, and (iii) the Second Amended and Restated Revolving Credit Note dated as of March 22, 2012 executed by the Borrower in favor of Citizens.

(b)                                 All references to “RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to Citizens Bank of Massachusetts)” in the Agreement and in each of the Loan Documents shall be deleted and replaced with “RBS CITIZENS, N.A.”

(c)                                  Section 1.1.12 of the Agreement is amended to read in its entirety as follows:

““Banks” means, collectively, (i) Citizens, (ii) Key, (iii) TD, (iv) JPM, and (v) each of the other financial institutions which may after the date hereof become a party to this Agreement as a Bank hereunder.”

For the avoidance of doubt, each reference to “Wells Fargo” in the Agreement shall be deleted and replaced with “TD.”

(d)                                 Section 1.1.19 of the Agreement is amended to read in its entirety as follows:

“Commitment Percentage” means, with respect to the Revolving Credit Commitment and the Swing Line Commitment, (i) in relation to Citizens 30%, (ii) in relation to Key 20%, (iii) in relation to JPM 20% and (iv) in relation to TD 30%, as each may be adjusted from time to time in accordance with Section 2.9 or Section 10.10.

(e)                                  Section 1.1.21 of the Agreement is amended to read in its entirety as follows:

“[Intentionally Omitted.]”

(f)                                   Section 1.1.22 of the Agreement is amended to read in its entirety as follows:

“[Intentionally Omitted.]”

(g)                                  Section 1.1.82 of the Agreement is amended to read in its entirety as follows:

‘“Revolving Loan Maturity Date” means March 31, 2016.”

(h)                                 Table 1 in Section 2.5.1(ii) of the Agreement is amended to read in its entirety as follows:

Table 1

Funded Debt Ratio	Applicable Prime Rate Margin	Applicable LIBOR Margin	Applicable Commitment Fee Margin	Applicable L/C Fee Margin
a) greater than 2.5 to 1	0.00%	2.250%	0.375%	2.250%

b) greater than 2.0 to 1, but less than or equal to 2.5 to 1	0.00%	1.875%	0.325%	1.875%

c) greater than 1.5 to 1, but less than or equal to 2.0 to 1	0.00%	1.625%	0.250%	1.625%

d) greater than 1.0 to 1, but less than or equal to 1.5 to 1	0.00%	1.500%	0.200%	1.500%

e) less than or equal to 1.0 to 1	0.00%	1.250%	0.175%	1.250%

(i)                                     Section 5.7(ii)(a) is amended by deleting the words “at the time of acquisition of the property” and replacing them with “within 90 days following the earlier of the placed in service date, or the final acceptance (as defined or described in the applicable purchase agreement) of such property.”

(j)                                    Section 5.25 of the Agreement is amended to read in its entirety as follows:

“[Intentionally Omitted.]”

(k)                                 A new Section 8.12 is hereby added to the Agreement to read as follows:

8.12 No Duties. Anything herein to the contrary notwithstanding, none of the sole lead arranger, sole book runner, or documentation agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan documents, except in its capacity, as applicable, as the Agent, a Bank or the Issuing Bank hereunder.

(l)                                     Exhibit A-1 shall be amended by deleting all references to “$[20,000,000][40,000,000]” and replacing them with “$[20,000,000][30,000,000]” and deleting the words “[TWENTY][FORTY]” and replacing them with “[TWENTY][THIRTY].”

(m)                             Exhibit A-1 shall be further amended by deleting each reference to “March 31, 2013” and replacing it with “March 31, 2016.”

(n)                                 Exhibit A-2 shall be amended by deleting each reference to “March 31, 2013” and replacing it with “March 31, 2016.”

ARTICLE II

AMENDMENT TO NOTES

Effective as of March 22, 2012, the Swing Line Note and each of the Notes is amended by deleting each reference to “March 31, 2013” and replacing it with “March 31, 2016.”

ARTICLE III

WAIVER OF SECTION 5.13.1(iii)(D)

The Agent and the Banks hereby waive the provisions of Section 5.13.1(iii)(D) of the Agreement for the limited purpose of waiving the notice requirement with regard to the withdrawal liability under ERISA resulting from the April 30, 2011 closure of the Borrower’s manufacturing plant in Stoughton, Massachusetts, it being expressly understood that no other waiver, modification or consent is hereby granted. It is further acknowledged and agreed that this waiver is a one-time waiver only, and does not constitute a waiver of (i) any other breach of the Agreement, whether existing prior to, on or arising after April 30, 2011, including without limitation, any breach of the same type and nature, or (ii) any of the Banks’ rights and remedies with respect to such other or subsequent defaults or Events of Default.

ARTICLE IV

CONDITIONS PRECEDENT TO AMENDMENT NO. 1 AND WAIVER

This Amendment shall become and be effective as of the date hereof, but only if the Agent, and the Banks as applicable, receive the following items, in form and content acceptable to the Agent (and, in the case of clause (d) below, to TD):

(a)                                 Receipt by the Agent of this Amendment duly and properly authorized, executed and delivered by the Borrowers.

(b)                                 Receipt by the Agent of any updates to Exhibit B (Disclosure Statement), Exhibit C (Existing Indebtedness), and Exhibit F (Subsidiaries) to the Agreement.

(c)                                  Receipt by Citizens of its second amended and restated Note.

(d)                                 Receipt by TD of its Note.

(e)                                  Receipt by the Agent of a certified copy of resolutions of each Borrower’s Board of Directors evidencing the due authorization, execution and delivery of this Amendment, the Notes referenced in clauses (c) and (d) of this Article IV, and the transactions contemplated hereby;

(f)                                   Receipt by the Agent of certificates as of the date hereof signed by each of the President and Clerk (or Assistant Clerk) or Secretary (or Assistant Secretary) regarding the incumbency and true signature of the officers authorized to sign the documents referred to in this Article IV and all other documents and instruments related to the Loans and the transactions contemplated hereby

(g)                                  Receipt by the Agent of a favorable opinion of Rajeev Balakrishna, in-house counsel to the Borrowers, addressed to the Agent and the Banks.

(h)                                 The Borrowers shall have reimbursed the Agent for reasonable fees and disbursements of Goulston & Storrs, counsel to the Agent.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrowers jointly and severally represent and warrant to you as follows:

(a)           Representations in Agreement.  Each of the representations and warranties made by the Borrowers in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

(b)           No defaults or Events of Default.  No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

(c)           Binding Effect of Documents.  This Amendment has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein and therein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

ARTICLE VI

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

[Signature Pages Follow]

Very truly yours,

The Borrowers:

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER PUBLISHING, INC.
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
CREATIVE HOMEOWNER
DISTRIBUTION SERVICES, LLC
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
BOOK-MART PRESS, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION, INC.
MOORE-LANGEN PRINTING
COMPANY, INC.
FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name:	Lee Cochrane
Title:	Vice President and Treasurer

Courier Signature Page Amendment No. 1

The foregoing Amendment is hereby accepted by the undersigned as of March 22, 2012.

The Banks:

RBS CITIZENS, N.A.

By:	/s/ Frank J. Grueter, III
	Name:	Frank J. Grueter, III
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Brian D. LaFrance
	Name:	Brian D. LaFrance
	Title:	Vice President

TD BANK, N.A.

By:	/s/ Meredith Christensen
	Name:	Meredith Christensen
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Eugene M. Kennedy
	Name:	Eugene M. Kennedy
	Title:	Vice President

The Agent:

RBS CITIZENS, N.A.

By:	/s/ Frank J. Grueter, III
	Name:	Frank J. Grueter, III
	Title:	Senior Vice President

Courier Signature Page Amendment No. 1

Second Amended and Restated Revolving Credit Note

$30,000,000	Boston, Massachusetts
March 22, 2012

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called this “Note”), absolutely and unconditionally promise to pay to the order of RBS Citizens, N.A. (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of THIRTY MILLION DOLLARS AND 00/100 ($30,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2016, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to Amendment No. 1 dated as of March 22, 2012, to the Second Amended and Restated Revolving Credit Agreement, dated as of May 23, 2008, among the Borrowers, the Banks, the Agent and the Issuing Bank (hereinafter, as varied or supplemented or amended and restated, and together with the said Amendment No. 1, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means RBS Citizens, N.A., acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

(e)           “Issuing Bank” means RBS Citizens, N.A., acting in its capacity as Issuing Bank under the Credit Agreement.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will have an obligation to prepay principal of this Note upon the terms contained in the Credit

Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

IN WITNESS WHEREOF, this SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

WITNESS:	COURIER CORPORATION

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER COMPANIES, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER PUBLISHING, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER KENDALLVILLE, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER PROPERTIES, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	NATIONAL PUBLISHING COMPANY

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER NEW MEDIA, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	BOOK-MART PRESS, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	DOVER PUBLICATIONS, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	RESEARCH & EDUCATION ASSOCIATION, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	MOORE-LANGEN PRINTING COMPANY, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	FEDERAL MARKETING CORP.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	CREATIVE HOMEOWNER DISTRIBUTION SERVICES, LLC

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

Revolving Credit Note

$30,000,000	Boston, Massachusetts
March 22, 2012

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called this “Note”), absolutely and unconditionally promise to pay to the order of TD Bank, N.A. (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of THIRTY MILLION DOLLARS AND 00/100 ($30,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2016, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to Amendment No. 1 dated as of March 22, 2012, to the Second Amended and Restated Revolving Credit Agreement, dated as of May 23, 2008, among the Borrowers, the Banks, the Agent and the Issuing Bank (hereinafter, as varied or supplemented or amended and restated, and together with the said Amendment No. 1, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means RBS Citizens, N.A., acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

(e)           “Issuing Bank” means RBS Citizens, N.A., acting in its capacity as Issuing Bank under the Credit Agreement.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will have an obligation to prepay principal of this Note upon the terms contained in the Credit

Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

WITNESS:	COURIER CORPORATION

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER COMPANIES, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER PUBLISHING, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER KENDALLVILLE, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER PROPERTIES, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	NATIONAL PUBLISHING COMPANY

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	COURIER NEW MEDIA, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	BOOK-MART PRESS, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	DOVER PUBLICATIONS, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	RESEARCH & EDUCATION ASSOCIATION, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	MOORE-LANGEN PRINTING COMPANY, INC.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	FEDERAL MARKETING CORP.

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer

WITNESS:	CREATIVE HOMEOWNER DISTRIBUTION SERVICES, LLC

/s/ Anthony Caruso	By:	/s/ Lee Cochrane
Title: V.P. Courier Corporation		Title: V.P. & Treasurer